Debt Obligations (Notes)	12 Months Ended
Dec. 31, 2014
Debt Obligations [Abstract]
DEBT OBLIGATIONS
DEBT OBLIGATIONS:
Our debt obligations consist of the following:

	December 31,
	2014	2013
ETP Debt
8.5% Senior Notes due April 15, 2014	$—	$292
5.95% Senior Notes due February 1, 2015	750	750
6.125% Senior Notes due February 15, 2017	400	400
6.7% Senior Notes due July 1, 2018	600	600
9.7% Senior Notes due March 15, 2019	400	400
9.0% Senior Notes due April 15, 2019	450	450
4.15% Senior Notes due October 1, 2020	700	700
4.65% Senior Notes due June 1, 2021	800	800
5.20% Senior Notes due February 1, 2022	1,000	1,000
3.60% Senior Notes due February 1, 2023	800	800
4.9% Senior Notes due February 1, 2024	350	350

7.6% Senior Notes due February 1, 2024	277	277
8.25% Senior Notes due November 15, 2029	267	267
6.625% Senior Notes due October 15, 2036	400	400
7.5% Senior Notes due July 1, 2038	550	550
6.05% Senior Notes due June 1, 2041	700	700
6.50% Senior Notes due February 1, 2042	1,000	1,000
5.15% Senior Notes due February 1, 2043	450	450
5.95% Senior Notes due October 1, 2043	450	450
Floating Rate Junior Subordinated Notes due November 1, 2066	546	546
ETP $2.5 billion Revolving Credit Facility due October 27, 2019	570	65
Unamortized premiums, discounts and fair value adjustments, net	(1)	(34)
	11,459	11,213

Transwestern Debt
5.39% Senior Notes due November 17, 2014	—	88
5.54% Senior Notes due November 17, 2016	125	125
5.64% Senior Notes due May 24, 2017	82	82
5.36% Senior Notes due December 9, 2020	175	175
5.89% Senior Notes due May 24, 2022	150	150
5.66% Senior Notes due December 9, 2024	175	175
6.16% Senior Notes due May 24, 2037	75	75
Unamortized premiums, discounts and fair value adjustments, net	(1)	(1)
	781	869

Panhandle Debt(1)
6.20% Senior Notes due November 1, 2017	300	300
7.00% Senior Notes due June 15, 2018	400	400
8.125% Senior Notes due June 1, 2019	150	150
7.60% Senior Notes due February 1, 2024	82	82
7.00% Senior Notes due July 15, 2029	66	66
8.25% Senior Notes due November 14, 2029	33	33
Floating Rate Junior Subordinated Notes due November 1, 2066	54	54
Unamortized premiums, discounts and fair value adjustments, net	99	155
	1,184	1,240

Sunoco, Inc. Debt
4.875% Senior Notes due October 15, 2014	—	250
9.625% Senior Notes due April 15, 2015	250	250
5.75% Senior Notes due January 15, 2017	400	400
9.00% Debentures due November 1, 2024	65	65
Unamortized premiums, discounts and fair value adjustments, net	35	70
	750	1,035

Sunoco Logistics Debt
8.75% Senior Notes due February 15, 2014(2)	—	175
6.125% Senior Notes due May 15, 2016	175	175
5.50% Senior Notes due February 15, 2020	250	250
4.65% Senior Notes due February 15, 2022	300	300
3.45% Senior Notes due January 15, 2023	350	350
4.25% Senior Notes due April 1, 2024	500	—

6.85% Senior Notes due February 15, 2040	250	250
6.10% Senior Notes due February 15, 2042	300	300
4.95% Senior Notes due January 15, 2043	350	350
5.30% Senior Notes due April 1, 2044	700	—
5.35% Senior Notes due May 15, 2045	800	—
Sunoco Logistics $35 million Revolving Credit Facility due April 30, 2015(3)	35	35
Sunoco Logistics $1.50 billion Revolving Credit Facility due November 19, 2018	150	200
Unamortized premiums, discounts and fair value adjustments, net	100	118
	4,260	2,503

Sunoco LP Debt
Sunoco LP $1.25 billion Revolving Credit Facility due September 25, 2019	683	—
	683	—

Regency Debt
6.875% Senior Notes due December 1, 2018	—	600
5.75% Senior Notes due September 1, 2020	400	400
6.5% Senior Notes due July 15, 2021	500	500
5.875% Senior Notes due March 1, 2022	900	—
5.5% Senior Notes due April 15, 2023	700	700
4.5% Senior Notes due November 1, 2023	600	600
8.375% Senior Notes due June 1, 2020	390	—
6.5% Senior Notes due May 15, 2021	400	—
8.375% Senior Notes due June 1, 2019	499	—
5.0% Senior Notes due October 1, 2022	700	—
Regency $2.0 billion Revolving Credit Facility due November 25, 2019	1,504	510
Unamortized premiums, discounts and fair value adjustments, net	48	—
	6,641	3,310

Other	223	228
	25,981	20,398
Less: current maturities	1,008	637
	$24,973	$19,761

(1)	In connection with the Panhandle Merger, Southern Union’s debt obligations were assumed by Panhandle.

(2)
Sunoco Logistics’ 8.75% senior notes due February 15, 2014 were classified as long-term debt as Sunoco Logistics repaid these notes in February 2014 with borrowings under its $1.50 billion credit facility due November 2018.

(3)	The Sunoco Logistics $35 million credit facility outstanding amounts were classified as long-term debt as Sunoco Logistics has the ability and intent to refinance such borrowings on a long-term basis.
The following table reflects future maturities of long-term debt for each of the next five years and thereafter. These amounts exclude $280 million in unamortized net premiums and fair value adjustments:

2015	$1,050
2016	314
2017	1,228
2018	1,155
2019	4,262
Thereafter	17,692
Total	$25,701

ETP as Co-Obligor of Sunoco, Inc. Debt
In connection with the Sunoco Merger and ETP Holdco Transaction, ETP became a co-obligor on approximately $965 million of aggregate principal amount of Sunoco, Inc.’s existing senior notes and debentures. The balance of these notes was $715 million as of December 31, 2014.
ETP Senior Notes
The ETP senior notes were registered under the Securities Act of 1933 (as amended). The Partnership may redeem some or all of the ETP senior notes at any time, or from time to time, pursuant to the terms of the indenture and related indenture supplements related to the ETP senior notes. The balance is payable upon maturity. Interest on the ETP senior notes is paid semi-annually.
The ETP senior notes are unsecured obligations of the Partnership and the obligation of the Partnership to repay the ETP senior notes is not guaranteed by any of the Partnership’s subsidiaries. As a result, the ETP senior notes effectively rank junior to any future indebtedness of ours or our subsidiaries that is both secured and unsubordinated to the extent of the value of the assets securing such indebtedness, and the ETP senior notes effectively rank junior to all indebtedness and other liabilities of our existing and future subsidiaries.
In June 2015, ETP issued $650 million aggregate principal amount of 2.50% senior notes due June 2018, $350 million aggregate principal amount of 4.15% senior notes due October 2020, $1.0 billion aggregate principal amount of 4.75% senior notes due January 2026 and $1.0 billion aggregate principal amount of 6.125% senior notes due December 2045. ETP used the net proceeds of $2.98 billion from the offering to pay outstanding borrowings under the ETP Credit Facility, to fund growth capital expenditures and for general partnership purposes.
In March 2015, ETP issued $1.0 billion aggregate principal amount of 4.05% senior notes due March 2025, $500 million aggregate principal amount of 4.90% senior notes due March 2035, and $1.0 billion aggregate principal amount of 5.15% senior notes due March 2045. ETP used the $2.48 billion net proceeds from the offering to pay outstanding borrowings under the ETP Credit Facility, to fund growth capital expenditures and for general partnership purposes.
Transwestern Senior Notes
The Transwestern notes are payable at any time in whole or pro rata in part, subject to a premium or upon a change of control event or an event of default, as defined. The balance is payable upon maturity. Interest is paid semi-annually.
Panhandle Junior Subordinated Notes
The interest rate on the remaining portion of Panhandle’s junior subordinated notes due 2066 is a variable rate based upon the three-month LIBOR rate plus 3.0175%. The balance of the variable rate portion of the junior subordinated notes was $54 million at an effective interest rate of 3.26% at December 31, 2014.
Sunoco LP Senior Notes
In April 2015, Sunoco LP issued $800 million aggregate principal amount of 6.375% senior notes due April 2023. The net proceeds from the offering were used to fund the cash portion of the dropdown of Sunoco, LLC interests and to repay outstanding balances under the Sunoco LP revolving credit facility.
In July 2015, Sunoco LP issued $600 million aggregate principal amount of 5.5% senior notes due August 2020. The net proceeds from the offering were used to fund a portion of the cash consideration for Sunoco LP’s acquisition of Susser.
Sunoco Logistics Senior Notes Offerings
In April 2014, Sunoco Logistics issued $300 million aggregate principal amount of 4.25% senior notes due April 2024 and $700 million aggregate principal amount of 5.30% senior notes due April 2044.
In November 2014, Sunoco Logistics issued $200 million aggregate principal amount of 4.25% senior notes due April 2024 and $800 million aggregate principal amount of 5.35% senior notes due May 2045. Sunoco Logistics used the net proceeds from the offerings to pay outstanding borrowings under the Sunoco Logistics Credit Facility and for general partnership purposes.
Regency Senior Notes
The Regency senior notes are unsecured obligations of Regency and the obligation of Regency to repay the Regency senior notes is not guaranteed by us or any of Regency’s subsidiaries. The Regency senior notes effectively rank junior to all indebtedness and other liabilities of Regency’s existing and future subsidiaries. Interest is payable semi-annually.
In February 2014, Regency issued $900 million aggregate principal amount of 5.875% senior notes due March 1, 2022.
In March 2014, as part of the PVR Acquisition, Regency assumed the outstanding senior notes of PVR with an aggregate notional amount of $1.2 billion. The PVR senior notes consisted of $300 million principal amount of 8.25% senior notes due April 15, 2018, $400 million principal amount of 6.5% senior notes due May 15, 2021, and $473 million principal amount of 8.375% senior notes due June 1, 2020. In April 2014, Regency redeemed all of the $300 million principal amount of 8.25% senior notes due April 15, 2018 for $313 million in cash. In July 2014, Regency redeemed $83 million of the $473 million principal amount of 8.375% senior notes due June 1, 2020 for $91 million, including $8 million of accrued interest and redemption premium.
In July 2014, Regency exchanged $499 million aggregate principal amount of 8.375% senior notes due 2019 of Eagle Rock and Eagle Rock Energy Finance Corp. for 8.375% senior notes due 2019 issued by Regency and its wholly-owned subsidiary.
In July 2014, Regency issued $700 million aggregate principal amount of 5.0% senior notes that mature on October 1, 2022.
In December 2014, Regency redeemed all of the outstanding $600 million senior notes due 2018, for a total price of $621 million.
On June 1, 2015, Regency redeemed all of the outstanding $499 million aggregate principal amount of its 8.375% senior notes due June 2019.
The Regency senior notes were registered under the Securities Act of 1933 (as amended). Regency may redeem some or all of the Regency senior notes at any time, or from time to time, pursuant to the terms of the indenture and related indenture supplements related to the Regency senior notes. The balance is payable upon maturity and interest is payable semi-annually.
The senior notes issued by Regency are fully and unconditionally guaranteed, on a joint and several basis, by all of Regency’s consolidated subsidiaries, except for ELG and its wholly-owned subsidiaries, Aqua – PVR and ORS. As a result, excluding ELG, Aqua – PVR and ORS, the Regency senior notes effectively rank junior to any future indebtedness of Regency’s or its subsidiaries that is both secured and unsubordinated to the extent of the value of the assets securing such indebtedness, and the Regency senior notes effectively rank junior to all indebtedness and other liabilities of Regency’s existing and future subsidiaries.
Panhandle previously agreed to fully and unconditionally guarantee (the “Panhandle Guarantee”) all of the payment obligations of Regency and Regency Energy Finance Corp. under their $600 million in aggregate principal amount of 4.50% senior notes due November 2023. On May 28, 2015, ETP entered into a supplemental indenture relating to the senior notes pursuant to which it has agreed to become a co-obligor with respect to the payment obligations thereunder. Accordingly, pursuant to the terms of the senior notes, Panhandle’s obligations under the Panhandle Guarantee have been released.
Credit Facilities
ETP Credit Facility
The ETP Credit Facility allows for borrowings of up to $2.5 billion and expires in October 2019. The indebtedness under the ETP Credit Facility is unsecured and not guaranteed by any of the Partnership’s subsidiaries and has equal rights to holders of our current and future unsecured debt. The indebtedness under the ETP Credit Facility has the same priority of payment as our other current and future unsecured debt. We use the ETP Credit Facility to provide temporary financing for our growth projects, as well as for general partnership purposes. In February 2015, ETP amended its revolving credit facility to increase the capacity to $3.75 billion.
As of December 31, 2014, the ETP Credit Facility had $570 million outstanding, and the amount available for future borrowings was $1.81 billion after taking into account letters of credit of $121 million. The weighted average interest rate on the total amount outstanding as of December 31, 2014 was 1.66%.
Sunoco Logistics Credit Facilities
Sunoco Logistics maintains a $1.50 billion unsecured credit facility (the “Sunoco Logistics Credit Facility”) which matures in November 2018. The Sunoco Logistics Credit Facility contains an accordion feature, under which the total aggregate commitment may be extended to $2.25 billion under certain conditions.
The Sunoco Logistics Credit Facility is available to fund Sunoco Logistics’ working capital requirements, to finance acquisitions and capital projects, to pay distributions and for general partnership purposes. The Sunoco Logistics Credit Facility bears interest at LIBOR or the Base Rate, each plus an applicable margin. The credit facility may be prepaid at any time. As of December 31, 2014, the Sunoco Logistics Credit Facility had $150 million of outstanding borrowings.
West Texas Gulf Pipe Line Company, a subsidiary of Sunoco Logistics, maintains a $35 million revolving credit facility which expires in April 2015. The facility is available to fund West Texas Gulf’s general corporate purposes including working capital and capital expenditures. At December 31, 2014, this credit facility had $35 million of outstanding borrowings.
In March 2015, Sunoco Logistics amended and restated its unsecured credit facility, which was scheduled to mature in November 2018. The amended and restated credit facility is a $2.5 billion unsecured revolving credit agreement, which matures in March 2020.
Sunoco LP Credit Facility
In September 2014, Sunoco LP entered into a $1.25 billion revolving credit agreement (the “Sunoco LP Credit Facility”), which matures in September 2019. The Sunoco LP Credit Facility can be increased from time to time upon Sunoco LP’s written request, subject to certain conditions, up to an additional $250 million. As of December 31, 2014, the Sunoco LP Credit Facility had $683 million of outstanding borrowings.
In April 2015, Sunoco LP amended the Sunoco LP Credit Facility to allow for borrowings of up to $1.5 billion.
Regency Credit Facility
The Regency Credit Facility had aggregate revolving commitments of $2.0 billion, with a $500 million incremental facility. The maturity date of the Regency Credit Facility was November 25, 2019.
The outstanding balance of revolving loans under the Regency Credit Facility bore interest at LIBOR plus a margin or an alternate base rate. The alternate base rate used to calculate interest on base rate loans was calculated using the greater of a base rate, a federal funds effective rate plus 0.50% and an adjusted one-month LIBOR rate plus 1.00%. The applicable margin ranged from 0.625% to 1.50% for base rate loans and 1.625% to 2.50% for Eurodollar loans.
Regency paid (i) a commitment fee ranging between 0.30% and 0.45% per annum for the unused portion of the revolving loan commitments; (ii) a participation fee for each revolving lender participating in letters of credit ranging between 1.625% and 2.50% per annum of the average daily amount of such lender’s letter of credit exposure and; (iii) a fronting fee to the issuing bank of letters of credit equal to 0.20% per annum of the average daily amount of its letter of credit exposure. The Regency Credit Facility allowed for investments in its joint ventures.
As of December 31, 2014, Regency had a balance outstanding of $1.50 billion under the Regency Credit Facility in revolving credit loans and approximately $23 million in letters of credit. The total amount available under the Regency Credit Facility, as of December 31, 2014, which is reduced by any letters of credit, was approximately $473 million. The weighted average interest rate on the total amount outstanding as of December 31, 2014 was 2.17%. On April 30, 2015, in connection with the Regency Merger, the Regency Credit Facility was paid off in full and terminated.
Covenants Related to Our Credit Agreements
Covenants Related to ETP
The agreements relating to the ETP senior notes contain restrictive covenants customary for an issuer with an investment-grade rating from the rating agencies, which covenants include limitations on liens and a restriction on sale-leaseback transactions.
The credit agreement relating to the ETP Credit Facility contains covenants that limit (subject to certain exceptions) the Partnership’s and certain of the Partnership’s subsidiaries’ ability to, among other things:

•	incur indebtedness;

•	grant liens;

•	enter into mergers;

•	dispose of assets;

•	make certain investments;

•	make Distributions (as defined in such credit agreement) during certain Defaults (as defined in such credit agreement) and during any Event of Default (as defined in such credit agreement);

•	engage in business substantially different in nature than the business currently conducted by the Partnership and its subsidiaries;

•	engage in transactions with affiliates; and

•	enter into restrictive agreements.
The credit agreement relating to the ETP Credit Facility also contains a financial covenant that provides that the Leverage Ratio, as defined in the ETP Credit Facility, shall not exceed 5.0 to 1 as of the end of each quarter, with a permitted increase to 5.5 to 1 during a Specified Acquisition Period, as defined in the ETP Credit Facility.
The agreements relating to the Transwestern senior notes contain certain restrictions that, among other things, limit the incurrence of additional debt, the sale of assets and the payment of dividends and specify a maximum debt to capitalization ratio.
Failure to comply with the various restrictive and affirmative covenants of our revolving credit facilities could require us to pay debt balances prior to scheduled maturity and could negatively impact the Operating Companies’ ability to incur additional debt and/or our ability to pay distributions.
Covenants Related to Panhandle
Panhandle is not party to any lending agreement that would accelerate the maturity date of any obligation due to a failure to maintain any specific credit rating, nor would a reduction in any credit rating, by itself, cause an event of default under any of Panhandle’s lending agreements. Financial covenants exist in certain of Panhandle’s debt agreements that require Panhandle to maintain a certain level of net worth, to meet certain debt to total capitalization ratios and to meet certain ratios of earnings before depreciation, interest and taxes to cash interest expense. A failure by Panhandle to satisfy any such covenant would give rise to an event of default under the associated debt, which could become immediately due and payable if Panhandle did not cure such default within any permitted cure period or if Panhandle did not obtain amendments, consents or waivers from its lenders with respect to such covenants.
Panhandle’s restrictive covenants include restrictions on debt levels, restrictions on liens securing debt and guarantees, restrictions on mergers and on the sales of assets, capitalization requirements, dividend restrictions, cross default and cross-acceleration and prepayment of debt provisions. A breach of any of these covenants could result in acceleration of Panhandle’s debt and other financial obligations and that of its subsidiaries.
In addition, Panhandle and/or its subsidiaries are subject to certain additional restrictions and covenants. These restrictions and covenants include limitations on additional debt at some of its subsidiaries; limitations on the use of proceeds from borrowing at some of its subsidiaries; limitations, in some cases, on transactions with its affiliates; limitations on the incurrence of liens; potential limitations on the abilities of some of its subsidiaries to declare and pay dividends and potential limitations on some of its subsidiaries to participate in Panhandle’s cash management program; and limitations on Panhandle’s ability to prepay debt.
Covenants Related to Sunoco Logistics
Sunoco Logistics’ $1.50 billion credit facility contains various covenants, including limitations on the creation of indebtedness and liens, and other covenants related to the operation and conduct of the business of Sunoco Logistics and its subsidiaries. The credit facility also limits Sunoco Logistics, on a rolling four-quarter basis, to a maximum total consolidated debt to consolidated Adjusted EBITDA ratio, as defined in the underlying credit agreement, of 5.0 to 1, which can generally be increased to 5.5 to 1 during an acquisition period. Sunoco Logistics’ ratio of total consolidated debt, excluding net unamortized fair value adjustments, to consolidated Adjusted EBITDA was 3.7 to 1 at December 31, 2014, as calculated in accordance with the credit agreements.
The West Texas Gulf Pipeline Company’s $35 million credit facility limits West Texas Gulf, on a rolling four-quarter basis, to a minimum fixed charge coverage ratio of 1.00 to 1. In addition, the credit facility limits West Texas Gulf to a maximum leverage ratio of 2.00 to 1. West Texas Gulf’s fixed charge coverage ratio and leverage ratio were 1.67 to 1 and 0.85 to 1, respectively, at December 31, 2014.
Covenants Related to Sunoco LP
The Sunoco LP Credit Facility requires Sunoco LP to maintain a leverage ratio of not more than 5.50 to 1. The maximum leverage ratio is subject to upwards adjustment of not more than 6.00 to 1 for a period not to exceed three fiscal quarters in the event Sunoco LP engages in an acquisition of assets, equity interests, operating lines or divisions by Sunoco LP, a subsidiary, an unrestricted subsidiary or a joint venture for a purchase price of not less than $50 million. Indebtedness under the Sunoco LP Credit Facility is secured by a security interest in, among other things, all of the Sunoco LP’s present and future personal property and all of the present and future personal property of its guarantors, the capital stock of its material subsidiaries (or 66% of the capital stock of material foreign subsidiaries), and any intercompany debt. Upon the first achievement by Sunoco LP of an investment grade credit rating, all security interests securing the Sunoco LP Credit Facility will be released.
Covenants Related to Regency
The Regency senior notes contain various covenants that limit, among other things, Regency’s ability, and the ability of certain of its subsidiaries, to:

•	incur additional indebtedness;

•	pay distributions on, or repurchase or redeem equity interests;

•	make certain investments;

•	incur liens;

•	enter into certain types of transactions with affiliates; and

•	sell assets, consolidate or merge with or into other companies.
If the Regency senior notes achieve investment grade ratings by both Moody’s and S&P and no default or event of default has occurred and is continuing, Regency will no longer be subject to these covenants except that the lien covenant will continue to be applicable. ETP provided a guarantee with respect to the outstanding Regency senior notes upon the closing of the Regency Merger.
The Regency Credit Facility contained the following financial covenants:

•	Regency’s consolidated EBITDA ratio for any preceding four fiscal quarter period, as defined in the credit agreement governing the Regency Credit Facility, must not exceed 5.00 to 1.

•	Regency’s consolidated EBITDA to consolidated interest expense, as defined in the credit agreement governing the Regency Credit Facility, must be greater than 2.50 to 1.

•	Regency’s consolidated senior secured leverage ratio for any preceding four fiscal quarter period, as defined in the credit agreement governing the Regency Credit Facility, must not exceed 3.25 to 1.
The Regency Credit Facility also contained various covenants that limit, among other things, the ability of Regency and RGS to:

•	incur indebtedness;

•	grant liens;

•	enter into sale and leaseback transactions;

•	make certain investments, loans and advances;

•	dissolve or enter into a merger or consolidation;

•	enter into asset sales or make acquisitions;

•	enter into transactions with affiliates;

•	prepay other indebtedness or amend organizational documents or transaction documents (as defined in the credit agreement governing the Regency Credit Facility);

•	issue capital stock or create subsidiaries; or

•	engage in any business other than those businesses in which it was engaged at the time of the effectiveness of the Regency Credit Facility or reasonable extensions thereof.
Regency Credit Facility was paid off and terminated by ETP in connection with the Regency Merger.
Compliance with our Covenants
We were in compliance with all requirements, tests, limitations, and covenants related to our debt agreements as of December 31, 2014.